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                  PROFESSIONAL EXECUTIVE SUITE OFFICE LEASE

This Professional Executive Suite Office Lease (hereinafter "Lease") is entered into and executed by and between the Client whose name appears below (hereinafter "Client") and International Satellite Promotions, Inc., dba Corporate Executive Suites (hereinafter "Company"), the operator of the Corporate Executive Suites Center located at Santa Fe Corporate Center, 14111 East Freeway Drive, Santa Fe Springs, California 90670 (hereinafter "Center").

Basic Lease Terms

(a)  Effective Date:  January 24, 1996

(b)  Name Of Client:  ALCORE, INC.
     Address (For Notices):  1324 Brass Mill Road, Belcamp, MD 21017
     Attention:  Donna Bumford
     Telephone:  410-272-2224
     FAX:  410-272-8050

(c)  Office Numbers(s)                          319/320

(d)  Number of Occupants                        2

(e)  Commencement Date                          March 1, 1996

(f)  Term of Lease                              18 Months

(g)  Basic Monthly Rent                                                $  990.00

(h)  Furniture Rental                       $  N/A

(i)  Instrument, Voice Mail, PBX Charge

      Phones   2            @$35.00 ea      $  70.00

(j)     2   Phone Lines     @$28.00 ea      $  56.00

(k)     1   FAX/Modem Lines @$28.00 ea      $  28.00

                                            $
(l)  Total Monthly Basic Charges                                       $1,144.00

(m)  Security Deposit, including
     non-refundable cleaning fee of $ 0     $  990.00

(n)  Telephone Deposit                      $  0

(o)  Key/Card Deposit                       $  20.00

(p)  Telephone Installation                 $  80.00 (reg. $80./line)

(q)  Directory Listing                      $  35.00


(r)  Deposit                                $  100.00

(s)  Total Move-In Charges (Due Upon Lease
     Execution.)                                                       $

Total Amount Due at Lease Commencement                                 $2,169.00
                                                                       =========

                      COMPANY'S INITIALS: /s/         CLIENT'S INITIALS:

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l. PREMISES. Company hereby Leases to Client and Client hereby leases from
Company the Premises designated above herein, on the terms and conditions hereinafter set forth. The lease of the Premises includes reasonable access to common areas of the Center and the building including restrooms, corridors and reception lobbies.

2. TERM. The term of this Lease shall begin on the Commencement Date and shall continue for the term set forth above, unless sooner terminated pursuant to the terms of this Lease. Such term, and any extension given with the express written consent of Company, is hereafter referred to as "term." If Company is unable to deliver possession of the Premises to Client at the Commencement Date, Company will not be liable for any resulting damage, nor will this Lease be affected, except that Client will not be obligated to pay the basic monthly rent as hereafter defined, until Company delivers possession. If Client takes occupancy of the Premises prior to the Commencement Date such occupancy shall be subject to the terms and conditions of this Lease.

3. PAYMENTS. Client agrees to pay to Company the Basic Monthly Rent and other Monthly Basic Charges in the amount stated in the Basic Lease Terms above throughout the term of this Lease. Client will pay when due hereunder such rent and charges, and any other charge(s), including any applicable sales, use and other taxes, now or hereafter imposed by any governmental body, without any deduction or offset to:

                      Corporate Executive Suites Center
                     14111 East Freeway Drive, Suite 300
                      Santa Fe Springs, California 90670
                          Attention: Douglas Maniaci

         (a) All payments to Company of Monthly Basic Rent and Monthly Basic Charges are due and payable in advance on the first of every month without demand, deduction or offset. Any additional charges are due and payable upon receipt of an invoice from Company.

         (b) ANY PAYMENTS NOT RECEIVED WITHIN FIVE (5) DAYS AFTER THE DUE DATE WILL BE SUBJECT TO A LATE CHARGE EQUAL TO SIX PERCENT (6%) OF THE PAST DUE BALANCE, BUT NOT LESS THAN $20 TO COMPENSATE COMPANY FOR THE EXTRA COSTS INCURRED AS A RESULT OF SUCH LATE PAYMENT. PAYMENTS RECEIVED SHALL BE APPLIED FIRST TO BASIC MONTHLY RENT AND THEN TO OTHER MONTHLY BASIC CHARGES IN SUCH PRIORITY AS COMPANY MAY ELECT.


         (c) If Client fails to pay any amount when due, Client shall pay to Company interest thereon at an annual rate of ten percent (10%) or such lower rate as may be the maximum lawful rate.

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4. USE. Client shall use the Premises as and for an executive suite (as defined hereinafter), and for no other purpose without the prior written consent of Company. Client shall abide by all laws, ordinances, rules and regulations pertaining to the use of the Premises including, without limitation, the Rules and Regulations for the building in which the Premises are located.

         (a) "Executive Suite" shall mean an office to be used for professional business purposes and the use of adjoining facilities for services provided to and shared by other clients of Company.

         (b) Client agrees that Client will not offer or use the Premises to provide services provided by Company to Company's clients, nor make nor permit any use of the Premises in any manner which is forbidden by law or regulation, or may be hazardous or unsafe, or may tend to impair the character, reputation, appearance or operation of Company. Only telephone equipment and services approved by Company may be used in the Premises. Client agrees that any ringing or communications devices, e.g., pagers, will be adjusted to the lowest reasonable ringing volume.

         (c) Client understands and agrees that occupancy of the Premises is subject to this Lease. Client will comply with all rules, regulations, and requirements of the building in which the Premises are located and with other reasonable rules and regulations established by Company and relating to the Premises and Client's use thereof. Company will have no responsibility to Client for violation of any lease provisions or rules and regulations by any other Client of Company.

         (d) In Company's sole and absolute discretion, upon thirty (30) days prior written notice to Client, Company shall have the right to relocate Client in comparable office space within the Center. Client agrees that all terms and conditions of the Lease will remain the same. Company will incur all reasonable out-of-pocket costs associated with any such relocation. Client shall not be entitled to any compensation for any inconvenience or interference with Client's business, nor to any abatement or reduction in rent, nor shall Client's obligations under this Lease be otherwise affected.

         (e) Client shall neither use nor occupy the Premises in any manner, nor commit any act, resulting in a cancellation or reduction of any insurance coverage or increase in premiums on any insurance policy covering the Premises or the property or building of which the Premises are a part. Client agrees to maintain a commercial general liability policy with a minimum limit of $1,000,000. Failure to furnish Company with an endorsement of insurance naming Company as an additional insured shall constitute a material breach of this Lease entitling Company to terminate this Lease.

5. IMPROVEMENTS AND ALTERATIONS. Company has made no promise to alter or improve the Premises or Center and has made no representations concerning the condition thereof. By taking possession of the Premises, Client acknowledges that they are in good order,

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condition and repair and accepts the Premises and the Center in its "AS-IS"
condition as of the date of this Lease. Client shall maintain the Premises in good condition and repair, will not make holes in walls for any reason except the normal and reasonable hanging of pictures, or cause or permit the Premises to be damaged or defaced in any manner whatsoever. Client will make no alterations or additions to the Premises without Company's prior written consent, which consent Company may grant or withhold in its sole discretion.

Client will return the Premises at the end of the term in as good of condition and repair as when Client received the Premises, reasonable wear and tear excepted. Client shall provide, at Client's expense, a plastic mat(s) to be placed under each chair located within the Premises and will use it at all times. If mat(s) are not installed within one week of move-in, Company will purchase and install mat(s) at a cost to Client of $85.00 each. Company may, but is not required to, make repairs or replacements for Client's account, and Client will pay to Company all costs and expenses for such repairs and replacements upon demand. It is also agreed that damage or injury done to the Premises, by Client, or by any person who may be in or upon the Premises with the consent of Client, other than from normal wear and tear, shall be paid by Client. Upon termination of this Lease, whether upon expiration of the term hereof or sooner, Client agrees to pay to Company the sum of $150 per leased office to cover painting costs for each such office.

6.       LIMITATION OF LIABILITY.

         (a) THIS LEASE IS MADE UPON THE EXPRESS CONDITION THAT COMPANY SHALL BE FREE FROM ALL LIABILITY AND CLAIM FOR DAMAGES by reason of any injury to any person or persons, including Client, or property of any kind, from any cause or causes, in any way connected with the Premises or the use or occupancy thereof during the term of this Lease or any extensions hereof or any occupancy hereunder. In no event shall Company be liable for any conduct of any other client of Company or tenant of the building where the Premises are located, and any such conduct shall not give Client the right to terminate this Lease or any other agreement between Company and Client. Company or its agents shall not be liable for any damage to property entrusted to employees of the Building nor for loss or damage to property by theft or otherwise, nor for injury or damage to persons or property resulting from fire, explosion, falling plaster, steam, gas, electricity, water or rain, or from pipes or from any other cause whatsoever unless caused by the gross negligence or willful misconduct of Company. Company shall not be liable under any circumstances for consequential damages or damages or injury to Client's business or potential business, no matter what causes such damages.

         (b) THE PREMISES AND ANY SERVICES, FURNISHINGS, AND FACILITIES PROVIDED PURSUANT TO THIS LEASE ARE FURNISHED WITHOUT WARRANTY (EXPRESS, IMPLIED OR STATUTORY) OF ANY KIND WHATSOEVER. Client's sole remedy, and Company's sole obligation for any failure to render any service, furnishings or facility, any error or omission, or any delay or interruption with respect thereto, is limited to an adjustment to Client's billing in an amount equal to the charge for such service, furnishing or facility for periods during which the failure, delay or interruption continues. (By way of example only, if Client's office is reasonably determined to be unusable due to the negligence or fault of Company, Client's billing will be reduced in proportion to Client's reduced use thereof.) With the sole exception of the remedy set forth in this Paragraph 6(b), Client expressly and specifically agrees to waive, and agrees not to make any claim for damages, direct or consequential, arising out of any failure to furnish any service, furnishing or facility, any error or omission with respect thereto, or any delay or interruption of the same. Notwithstanding anything in this paragraph, there shall be no billing adjustment if Client is in default hereunder.

7. INDEMNITY. Client hereby covenants and agrees to indemnify, protect, defend (with counsel chosen by Company) and hold harmless Company from and against any and all liability, loss, cost, claim, action or obligation, including, without limitation, actual attorneys' fees on

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account of Client's use of the Premises and anything done or allowed to be done by Client on the Premises or the building where the Premises are located.

8. DESTRUCTION OF PREMISES. Should the Premises, the Center or the building in which the Premises are located be so damaged by flood, fire, earthquake, explosion or other cause, that, in the opinion of Company, it is impracticable or inadvisable to restore the same, then this Lease shall terminate as of the date of such damage, and both Company and Client shall be released from all obligations hereunder arising subsequent to the date of such damage (except Client shall not be released from any of its indemnification obligations under this Lease as to events arising or accruing prior to the date of such termination). If Company desires to restore the Premises or the Center, Company shall have ninety (90) days, or such additional time as may be mutually agreed to between the parties, to complete such restoration. In such event, this Lease shall remain in full force and effect, except that the rent due hereunder during the period that the Premises are in need of or are being restored shall be abated or proportionately reduced, depending on whether the Premises are entirely or partially untenantable.

9. EMINENT DOMAIN. If all or part of the Premises shall be taken under power of eminent domain or sold under threat of such taking, this Lease shall terminate as to the part so taken or sold, and the rent shall be reduced in the proportion that the value of the Premises is reduced thereby. The entire award or proceeds from such taking or sale of land and improvements, including severance damages, shall belong to Company and Client shall be entitled only to the portion of the award or proceeds for its personal property which may be taken, and any relocation allowance actually paid by the condemning authority. Client may terminate this Lease by notice to Company within thirty (30) days after such taking or sale.


10. DEFAULT. Client shall be in default hereunder when Client does not pay any sum payable by Client to Company after such sum becomes due and payable under this Lease, or if Client fails to perform any of Client's other covenants or provisions or agreements under this Lease. If Client does not cure any such default within three (3) days after written notice from Company, Company shall have the right, with or without further notice, and in addition to and not in lieu of other remedies available, to terminate all of Client's rights under this Lease or such of those rights as Company designates in such written notice. Such notice shall be in lieu of, and not in addition to, any notice required by California Code of Civil Procedure 1161.

If Client's rights under this Lease are so terminated, Company may, after complying with any applicable requirements of law, take possession of the Premises. Upon any such action by Company, Client shall remain liable for all obligations which have previously accrued, and, to the maximum extent permitted by law, for all obligations which may subsequently accrue under this Lease.

It is expressly agreed that in the event of any default by Client hereunder, Company shall have a lien upon all goods, chattels and personal property of any description belonging to Client which are placed in, or become part of the Premises, as security for rent due and to become due for the remainder of the then current term of this Lease, which lien shall not be in lieu of or in any way affect any statutory lien given by law to Company, which shall be cumulative thereof. Client hereby grants Company a security interest and all such personal property placed in the Premises for the above described purposes.

11. SECURITY DEPOSIT. Upon execution of this Lease, Client shall pay to Company the amount set forth in the Basic Lease Terms as a security deposit ("Security Deposit"). Such amount shall be held by Company as security for the full, faithful and complete performance by Client of all terms, covenants and agreements to be kept by Client hereunder, or under any other agreement between Client and Company. If Client fails to perform any of Client's obligations when performance is due, Company may apply the Security Deposit to the payment of any monthly charge or any other payment due from Client, or of any sum which Company may spend

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or be required to spend by reason of Client's failure. Upon written demand by
Company, Client will pay to Company any amount so applied so that such Security Deposit is returned to its original amount as specified herein. If at the end of the term of this Lease Client has performed all of the provisions of this Lease, the Security Deposit, or any remaining balance, will be returned to Client, without interest, less the cleaning/painting fee, within forty-five (45) days after the end of such term.

12. ASSIGNMENT AND SUBLETTING. Only with the prior written consent of Company may Client assign this Lease or any interest herein or sublet the Premises or any portion thereof or permit any other person to occupy the Premises or any portion thereof. Such consent may be withheld by Company in its sole, absolute and subjective discretion without adhering to any standard of reasonableness. Consent to one assignment or subletting shall not constitute a waiver of this provision or consent to any further assignments or subletting. No assignee for the benefit of creditors, trustee in bankruptcy or purchaser at any execution sale shall have any right to possess or occupy the Premises or any part thereof, or claim of right hereunder. Client agrees to reimburse Company its reasonable attorneys' fees incurred in connection with the processing and documentation of any requested transfer, assignment or subletting.

13. TERMINATION. CLIENT SHALL GIVE COMPANY NOT LESS THAN FORTY-FIVE (45) DAYS WRITTEN NOTICE OF CLIENT'S INTENTION TO DISCONTINUE ITS OCCUPANCY HEREUNDER PRIOR TO THE END OF ANY TERM. Unless otherwise notified by Client, if Client fails to provide such notice, Client's term shall automatically be renewed for an additional thirty (30) day term. Client's continued failure to provide Company such notice will result in Client's term being automatically renewed for successive additional thirty (30) day terms. Said notice may not be given more than sixty (60) days prior to the end of any term.

14. SURRENDER OF POSSESSION BY CLIENT. Client hereby agrees, upon the termination of this Lease, to immediately and peaceably yield up and surrender the Premises in as good condition as the same were at the time of the taking of possession, subject to reasonable wear and tear. Any personal property remaining in the Premises upon expiration or termination shall be deemed abandoned. Notwithstanding Client's failure to give forty-five (45) days notice of termination as provided above, Company may, at any time prior to termination of the initial term hereof or any thirty (30) day renewal period, give Client a demand for possession of the Premises upon termination of the initial term or the then applicable thirty (30) day period, as the case may be (the "Surrender Date"). If Client remains in possession of the Premises after the Surrender Date, Client shall become a lessee at sufferance only, upon the same terms and conditions as contained herein except that the monthly rent shall equal two (2) times the monthly rent which was in effect immediately prior to the Surrender Date. Acceptance by Company of rent after the Surrender Date shall not constitute consent to a holdover by Client or result in a renewal of this Lease. In addition, Client shall indemnify, protect, defend (with counsel chosen by Company) and hold harmless Company from and against any and all claims, liabilities, actions, demands, losses or damages incurred by or asserted or awarded against Company due to Client's failure to deliver possession of the Premises at the Surrender Date, including, without limitation, any claims by any succeeding Client for the Premises based on such delay.

15. RIGHT OF ENTRY. Company's agents may enter upon the Premises at any reasonable time to inspect and examine the Premises and to see that the covenants hereof are being kept and performed, to take action which may be required or permitted hereunder, to clean the Premises, make repairs, additions, or improvements as Company shall deem necessary, or to exhibit the Premises to prospective Clients or purchasers thereof.

16. SIGNS. Client shall not place or permit to be placed any sign, advertisement, notice or other similar matter on any doors, windows, or walls or other areas of the Premises which are open to the view of persons in the common area of the Center.

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17. KEYS. Two (2) keys to the Premises will be furnished by Company. Additional keys will be furnished upon Client's payment to Company of a fee therefor. Client shall not cause or permit the duplication of any keys to be made, and Client shall not cause or permit any keys to be possessed by any person other than an authorized agent of Client. Client agrees to return to Company all keys to the Premises at the termination of the tenancy. Company shall have the right to charge Client $20 for each key which Client does not return to Company within five (5) days of vacating the Premises, or each additional key provided to Client upon request.

18. TELEPHONE ANSWERING AND OTHER SERVICES. Company agrees to provide the following services as long as Client is not in breach of this Lease.

         (a) Telephone answering, reception and other business services from 8:00 a.m. to 5:00 p.m. Monday through Friday, recognized holidays excepted.

         (b) Moves, adds and changes relating to telephone service at the rates described on the Rates and Fee Schedule, Section A, attached hereto.

         (c) Dial tone. Client will have the ability to place local and long distance telephone calls at the rates described on the Rates and Fee Schedule, Section B, attached hereto.

Client acknowledges and agrees that said services are subject to human, electrical and mechanical error, failure or illness which may result in a delay or discontinuance of their services. CLIENT HEREBY REPRESENTS THAT CLIENT HAS READ AND AGREES TO SECTIONS 6 (LIMITATION OF LIABILITY) AND 7 (INDEMNITY) AND 20 (WARRANTIES).

IF THIS LEASE TERMINATES, OR CLIENT IS IN DEFAULT HEREUNDER (AS DEFINED IN
SECTION 10), COMPANY MAY, AT ITS ELECTION, REFUSE TO ANSWER CLIENT'S TELEPHONES AND/OR TERMINATE (DISCONNECT) TELEPHONE SERVICE AND COMPANY SHALL NOT BE IN BREACH OF ANY OF ITS OBLIGATIONS HEREUNDER, UNDER THE LEASE, OR UNDER ANY OTHER AGREEMENT, NOR SHALL SUCH REFUSAL BE DEEMED A CONSTRUCTIVE EVICTION OF CLIENT UNDER THIS LEASE.

Client agrees that only Company provided telephone equipment will be used in Client's offices, except for personal fax machines or computer modems after written approval from Company. Client understands that any assigned phone numbers are non-transferable when service is discontinued and are the property of Company. CLIENT FURTHER UNDERSTANDS IT MAY NOT PLACE A DISPLAY AD IN THE YELLOW PAGES OF ANY TELEPHONE DIRECTORY OR ORDER A CALLING CARD UNDER THE ASSIGNED NUMBER.

19. WARRANTIES, REMEDIES AND LIMITATIONS.

         (a) COMPANY'S ONLY LIABILITY AND CLIENT'S SOLE REMEDY FOR ANY LOSS OF THE SERVICES TO BE PROVIDED PURSUANT TO THIS LEASE, OR OTHERWISE PROVIDED AT CLIENT'S REQUEST, ARE LIMITED TO A PRO RATA CREDIT OF PAYMENTS MADE BY CLIENT PURSUANT TO PARAGRAPH 3, SAID PRO RATA CREDIT SHALL APPLY TO THE PERIOD OF TIME DURING WHICH COMPANY WAS NOT ABLE TO PROVIDE THE ABOVE-DESCRIBED SERVICES.

         (b) COMPANY PROVIDES NO WARRANTIES AS TO ANY SERVICES PROVIDED TO

CLIENT AND ANY AND ALL WARRANTIES, WHETHER EXPRESS OR IMPLIED, ARE HEREBY
WAIVED.

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         (c) THE FOREGOING REMEDY IS EXCLUSIVE AND IS GIVEN AND ACCEPTED IN LIEU
OF ANY OBLIGATION, LIABILITY, RIGHT OR CLAIM OR REMEDY IN CONTRACT OR TORT, WHETHER OR NOT ARISING FROM COMPANY'S NEGLIGENCE, ACTUAL OR IMPUTED. THE
REMEDIES OF CLIENT SHALL BE LIMITED TO THOSE PROVIDED HEREIN TO THE EXCLUSION OF ANY AND ALL OTHER REMEDIES, INCLUDING, WITHOUT LIMITATION, INCIDENTAL OR CONSEQUENTIAL DAMAGES.

20. FURNITURE AND EQUIPMENT. If Client uses or rents Company's furniture or other equipment, including but not limited to telephones (the "Equipment"), Client shall not damage said Equipment or make any modifications, alterations or attachments thereto, nor remove the same. Client shall provide Company with prior written notice of its proposed move-in and shall coordinate its move-in with Company. Equipment shall only be moved by Company or its authorized representatives. Client shall be responsible to pay all costs of such moves at the Company's published fees as well as the costs of repairing any damage to the Center caused by Client's move-in. Upon expiration of the Term or other termination of the Lease, Client shall return the Equipment to Company in the same condition as when provided, normal wear and tear excepted. If at the end of the term of this Lease Client has performed all provisions of this Lease, the deposits held on the equipment or any remaining balance will be refunded to Client, without interest, within forty-five (45) days after the end of the term.

21. MAIL.

         (a) Subject to any restrictions set forth herein, Client is hereby authorized to use the address of Company as Client's business address (the "Center Address"). Client acknowledges that Client has read and understood United States Post Office Form #1583 and understands that in the event Client's use of the Center Address terminates, Company shall cease to act as Client's agent for receipt of mail and the U.S. Post Office will not forward Client's mail in such event. It will be Client's responsibility to notify all parties of termination of use of the Center Address.

         (b) In the event that this Lease terminates, for whatever reason, Client's right to use the Center Address shall immediately terminate, and Company, at its election, may return to senders all mail addressed to Client. IN THE EVENT OF Any DEFAULT BY CLIENT, COMPANY MAY TERMINATE CLIENT'S RIGHT TO USE THE CENTER ADDRESS AND AT COMPANY'S ELECTION, UPON NOTICE TO CLIENT, MAY RETURN ALL MAIL TO SENDERS.

         (c) Prior to the exercise by Company of its options described in Sections 21(a) and/or (b) above, and provided Client is not in default hereunder, Client may elect to maintain mail handling services by submitting to Company a completed mail handling services form which shall be subject to Company's terms and listed price for such service. Payment for such service shall be made monthly, in advance, on the first day of each month. Failure to make such payments shall immediately terminate all of Company's obligations under said mail handling services agreement.

22. FORCE MAJEURE. If Company's performance of this Lease or of any of its obligations hereunder is prevented or restricted by reason of any cause beyond the reasonable control of Company, including, but not limited to, mechanical or electrical breakdown, fire, explosion or other casualty, acts of God, acts of public enemies, embargo, delays of supplies, acts of any governmental agency, labor difficulties, strikes or inclement weather, Company, upon giving timely notice to Client, shall be excused from such performance hereunder to the extent of such breakdown, prevention or restriction, provided that Company shall resume performance within a reasonable time after any such cause has been removed or ceases.

23. WAIVER. One or more waivers by Company of any breach by Client of any covenant or condition hereunder shall not be construed as a waiver of a subsequent or continuing breach by

Client of the same or of any other covenant or condition, and the consent or approval by Company to or of any act by Client requiring Company's consent or approval shall not be deemed to waive or render unnecessary Company' s consent or approval to or of any subsequent act by Client.

24. ASBESTOS NOTICE. In 1988, California enacted Legislation (specifically, Chapter 10.4 of the Health and Safety Code, Section 25915 et seq.) requiring landlords and tenants of commercial buildings constructed prior to 1979 to notify each other and their employees of any knowledge they may have regarding any asbestos-containing construction materials in the building. As required by this Legislation, Landlord advises Tenant that certain sprayed-on fireproofing material containing approximately .05 to .07 parts asbestos ("ACM") has been identified in certain limited locations in the Building on the floor support beams of the fourth floor, the third floor and the second floor, on roof support beams and within certain walls. This notification is being given to provide the information required under this Legislation in order to help Tenant and others avoid any unintentional contact with the limited ACM in the Building and to assist Tenant in making appropriate disclosures to Tenant's employees, contractors and others, if any. This notice is intended to comply with the requirements of California law.

Landlord has engaged qualified consultants to survey the Building for ACM and to prepare a qualified plan for monitoring the limited ACM in the Building. This Operations and Management Plan (the "O&M Plan") is available for review at the Building during normal business hours between 9:00 a.m. and 3:00 p.m., Monday through Friday, except legal holidays. The O&M Plan describes the nature and location of the limited ACM in the Building, air quality test results recommended avoidance measures and handling suggestions.

Based upon the O&M Plan, Landlord has no reason to believe that the ACM in the Building is currently in a condition or location to release ACM fibers which would pose any significant health hazard to the Building's occupants. However, Tenant should take into consideration that Landlord's knowledge as to the absence of health risks is based solely upon the information contained in the O&M Plan, and that Landlord has no special knowledge concerning potential health risks resulting from exposure to ACM in the Building. Landlord is therefore required by the above-mentioned Legislation to encourage Tenant to contact local or state public agencies if Tenant desires to obtain a better understanding of any potential impacts resulting from any exposure to ACM.

To avoid any unnecessary disturbance of any of the limited ACM in the above-mentioned areas, tenants should not perform any alterations or improvements in such areas and should avoid moving, drilling, boring or otherwise disturbing any identified ACM. Should Tenant have any questions regarding which areas contain ACM, Tenant should contact Landlord. As provided in the O&M Plan, Landlord will make available such instruction as may be required. If Tenant observes any activity which has the potential to disturb any ACM, Tenant should report the same to Landlord immediately, and Tenant and its employees, agents, contractors, and others, should avoid touching or disturbing any ACM.

25. TIME OF THE ESSENCE. Time is expressly of the essence of this Lease, and of all covenants and conditions contained herein.

26. SUCCESSORS AND ASSIGNS. The covenants and conditions herein contained shall, subject to the provision as to assignments and subletting, apply to and bind the heirs, successors,

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executors, administrators and assigns of the respective parties hereto. If this
Lease is executed by more than one person as Client, their obligations hereunder shall be joint and several.

27. ATTORNEYS' FEES. In the event of any legal action or proceeding by Client or Company against the other under this Lease, the prevailing party shall be entitled to recover all expenses and costs, including actual attorneys' fees and costs of appeal, if any.

28. NOTICES. All notices by Client or Company to the other must be in writing Notice to Client will be considered given if delivered personally to Client or to one of Client's officers or mailed by U.S. mail, addressed to Client, either at Company's premises address described herein or at Client's address described herein. Notices to Company will be considered given if mailed by registered or certified mail, postage prepaid, to Company at Company's address set forth in the applicable Schedule or such other address as Company shall designate to Client in writing.

29. SEVERABILITY. The invalidity or unenforceability of any provision hereof shall not affect or impair the validity or enforceability of any other provision. No waiver of any default of Client shall be implied from any failure by Company to take action with respect to such default.

30. AUTHORITY. Each party represents that it has the full power and authority to enter into and perform this Lease. If Client is a corporation, partnership or association, each individual executing this Lease on behalf of said corporation, partnership or association, represents and warrants that he or she is duly authorized to execute and deliver this Lease on behalf of said corporation, partnership or association, and that this Lease is binding on said corporation, partnership or association.

31. ENTIRE AGREEMENT. This Lease supersedes any prior agreement or agreements and embodies the entire agreement between Company and Client with regard to the leasing of the Premises to Client, and may not be modified, changed or altered in any way except in writing Submission of this instrument for examination does not constitute a reservation of or option for the Premises and becomes effective only upon execution and delivery by both parties and shall be interpreted and enforced in accordance with the laws of the State of California.

IN WITNESS WHEREOF, the parties hereto have caused this Lease to be executed on the date set forth hereinbelow.

COMPANY:                               CLIENT:

INTERNATIONAL SATELLITE                Alcore, Inc.
PROMOTIONS, INC., DBA                  a _______________________________
CORPORATE EXECUTIVE SUITES

By: /s/Brenda Jobe                     By: /s/Donna L. Bumford
   ------------------------               ------------------------------
   Name:  Brenda Jobe                     Name:  Donna L. Bumford
   Title: Operating Mgr.                  Title: Human Resources Manager

Date: 6-14-96                          Date: 6/12/96



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